                                                                    EXHIBIT 3.25

                                   MINUTE BOOK

                                CERTIFICATE BOOK

                                       AND

                                  STOCK LEDGER

                                       OF

                                   CHANCELLOR

                                   (FORMERLY,

                                   EVERGREEN)

                                      MEDIA

                                   CORPORATION

                                       OF

                                     MIAMI

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                     EVERGREEN MEDIA CORPORATION OF MIAMI

     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of Miami (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                    "CHANCELLOR MEDIA CORPORATION OF MIAMI"

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.

                                             EVERGREEN MEDIA CORPORATION
                                             OF MIAMI,
                                             a Delaware Corporation

                                             By: /s/ OMAR CHOUCAIR
                                                -------------------------------
                                             Name:  Omar Choucair
                                             Title: Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF MIAMI", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF MIAMI" TO "CHANCELLOR MEDIA CORPORATION OF MIAMI", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:      8709765

                     [SEAL]                        DATE:      10-20-97

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF BUFFALO", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF BUFFALO" TO "EVERGREEN MEDIA CORPORATION OF MIAMI", FILED IN THIS OFFICE ON THE FIFTEENTH DAY OF OCTOBER, A.D. 1996, AT 2:00 O'CLOCK P.M.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:      8148304

                     [SEAL]                        DATE:      10-16-96

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 02:00 PM 10/15/1996
   960299037 - 2362755

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                     EVERGREEN MEDIA CORPORATION OF BUFFALO

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Evergreen Media Corporation of Buffalo (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                     "EVERGREEN MEDIA CORPORATION OF MIAMI"

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its vice president, on this 10th day of October, 1996.


                                             EVERGREEN MEDIA CORPORATION
                                             OF BUFFALO, a Delaware corporation

                                             By: /s/ OMAR CHOUCAIR
                                                -------------------------------
                                                     Omar Choucair
                                                     Vice President

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PYRAMID COMMUNICATIONS - WBUF, INC.", CHANGING ITS NAME FROM "PYRAMID COMMUNICATIONS - WBUF, INC." TO "EVERGREEN MEDIA CORPORATION OF BUFFALO", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 4 O'CLOCK P.M.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:      8148305

                     [SEAL]                        DATE:      10-16-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      PYRAMID COMMUNICATIONS - WBUF, INC.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Pyramid Communications - WBUF, Inc. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                    "EVERGREEN MEDIA CORPORATION OF BUFFALO"

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Matthew E. Devine, its Assistant Secretary, on this 17th day of January, 1996.


                                             PYRAMID COMMUNICATIONS -
                                             WBUF, INC.,
                                             a Delaware corporation

                                             By: /s/ MATTHEW E. DEVINE
                                                -------------------------------
                                                     Matthew E. Devine
                                                     Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS - WBUF, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 1:45 O'CLOCK P.M.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:             8148306

                     [SEAL]                        DATE:             10-16-96

                          CERTIFICATE OF INCORPORATION

                                       OF

                      PYRAMID COMMUNICATIONS - WBUF, INC.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                      Pyramid Communications - WBUF, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options of warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.



                                           /s/ SYLVIA L. ADAMS
                                           -------------------------------------
                                           Sylvia L. Adams
                                           Incorporator

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PYRAMID COMMUNICATIONS - WBUF, INC.", CHANGING ITS NAME FROM "PYRAMID COMMUNICATIONS - WBUF, INC." TO "EVERGREEN MEDIA CORPORATION OF BUFFALO", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF JANUARY, A.D. 1996, AT 4 O'CLOCK P.M.




                                         /s/ EDWARD J. FREEL
                                         -----------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:      7795648

                     [SEAL]                        DATE:      1-19-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                      PYRAMID COMMUNICATIONS - WBUF, INC.

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Pyramid Communications - WBUF, Inc. (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

                    "EVERGREEN MEDIA CORPORATION OF BUFFALO"

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Matthew E. Devine, its Assistant Secretary President, on this 17th day of January, 1996.


                                             PYRAMID COMMUNICATIONS -
                                             WBUF, INC.,
                                             a Delaware corporation

                                             By: /s/ MATTHEW E. DEVINE
                                                -------------------------------
                                                     Matthew E. Devine
                                                     Assistant Secretary

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS - WBUF, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 1:45 O'CLOCK P.M.







                                   /s/ WILLIAM T. QUILLEN
                                   --------------------------------------------
                                   William T. Quillen, Secretary of State

                                   AUTHENTICATION:      7078466

                  [SEAL]                     DATE:      04-05-94

                          CERTIFICATE OF INCORPORATION

                                       OF

                      PYRAMID COMMUNICATIONS - WBUF, INC.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                      PYRAMID COMMUNICATIONS - WBUF, INC.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options of warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.




                                   /s/ SYLVIA L. ADAMS
                                   ---------------------------------------------
                                   Sylvia L. Adams
                                   Incorporator

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS - WBUF, INC." FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 1:45 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS FOR RECORDING.

                                   **********




                                   /s/ WILLIAM T. QUILLEN
                                   --------------------------------------------
                                   William T. Quillen, Secretary of State

                                   AUTHENTICATION:       *4181321

                  [SEAL]                     DATE:        12/08/1993

                          CERTIFICATE OF INCORPORATION

                                       OF

                      PYRAMID COMMUNICATIONS - WBUF, INC.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                      Pyramid Communications - WBUF, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.




                                   /s/ SYLVIA L. ADAMS
                                   ---------------------------------------------
                                   Sylvia L. Adams
                                   Incorporator

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------


     I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PYRAMID COMMUNICATIONS - WBUF, INC." FILED IN THIS OFFICE ON THE EIGHTH DAY OF DECEMBER, A.D. 1993, AT 1:45 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO KENT COUNTY RECORDER OF DEEDS FOR RECORDING.

                           * * * * * * * * * * * * *





                                    /s/ WILLIAM T. QUILLEN
                                   ---------------------------------------
                                   William T. Quillen, Secretary of State

                                   AUTHENTICATION            *4181322

                 [SEAL]                      DATE:            12/08/1993

                          CERTIFICATE OF INCORPORATION

                                       OF

                      PYRAMID COMMUNICATIONS - WBUF, INC.

     FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                      Pyramid Communications - WBUF, Inc.

     SECOND: The address of the registered office of the Corporation in the State of Delaware is 32 Loockerman Square, Suite L-100, Kent County, Dover, Delaware 19901. The name of its registered agent at such address is The Prentice-Hall Corporation System, Inc.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

     FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

     No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options of warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

     At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

     FIFTH: The name and address of the Incorporator is as follows:

                  Sylvia L. Adams
                  LATHAM & WATKINS
                  1001 Pennsylvania Avenue, Suite 1300
                  Washington, D.C. 20004

     SIXTH: In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

     SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

     EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

     NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation

     I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 8th day of December, 1993.




                                   /s/ SYLVIA L. ADAMS
                                   ---------------------------------------------
                                   Sylvia L. Adams
                                   Incorporator



                                       3